UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report: March 19, 2015
(Date of earliest event reported)

DARDEN RESTAURANTS, INC.
(Exact name of registrant as specified in its charter)

Commission File Number: 1-13666

Florida	59-3305930
(State or other jurisdiction of incorporation)	(IRS Employer Identification No.)
1000 Darden Center Drive, Orlando, Florida 32837
(Address of principal executive offices, including zip code)
(407) 245-4000
(Registrant’s telephone number, including area code)
Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02	Results of Operations and Financial Condition.

Darden Restaurants, Inc. (the “Company”) issued a news release dated March 20, 2015, entitled “Darden Restaurants Reports Strong Third Quarter Results; Increases Earnings Outlook for the Full Fiscal Year; and Declares Regular Quarterly Dividend,” a copy of which is furnished as Exhibit 99.1 to this Current Report on Form 8-K.

The information in this Item 2.02 of this Current Report on Form 8-K, including Exhibit 99.1 hereto, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section. The information in this Item 2.02 of this Current Report on Form 8-K shall not be deemed to be incorporated by reference in any filing under the Securities Act of 1933, as amended (the “Securities Act”), or the Exchange Act, except as expressly set forth by specific reference in such filing.

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On March 19, 2015, the Company entered into an addendum (the “Letter”) to an agreement between the Company and C. Bradford Richmond, the Company’s Senior Vice President and Chief Financial Officer, dated November 25, 2014 (the “Agreement”) to extend Mr. Richmond’s term of employment with the Company until the later of July 28, 2015 and the appointment of his successor (the “Separation Date”). If Mr. Richmond’s successor is appointed prior to July 28, 2015, then, from the date of such appointment until the Separation Date, Mr. Richmond’s title will change from Senior Vice President and Chief Financial Officer of the Company to Senior Vice President, Finance, and Mr. Richmond will assist in the leadership onboarding and transition of his successor.

Pursuant to the terms of the Letter, Mr. Richmond will receive his regular base salary through the Separation Date. In addition, to the extent bonuses are payable under the Company’s Management and Professional Incentive Plan (the “MIP”), Mr. Richmond will be eligible to receive a full bonus award for the 2015 fiscal year ending May 31, 2015 and a pro-rated bonus award for the 2016 fiscal year for his period of active service during such fiscal year. The Company will also make a full contribution on Mr. Richmond’s behalf under the Company’s non-qualified deferred compensation plan for the 2015 fiscal year in accordance with the terms of the plan and will make a pro-rated contribution for the 2016 fiscal year for his period of active employment.

Except as provided in the Letter, the other provisions of the Agreement are unchanged and will remain in full force and effect.

The preceding description of the Letter is qualified in its entirety by reference to the full text of the Letter, a copy of which is filed as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit Number	Description
10.1	Letter between Darden Restaurants, Inc. and C. Bradford Richmond dated March 19, 2015.
99.1	News release dated March 20, 2015, entitled “Darden Restaurants Reports Strong Third Quarter Results; Increases Earnings Outlook for the Full Fiscal Year; and Declares Regular Quarterly Dividend.”

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DARDEN RESTAURANTS, INC.

By:	/s/ C. Bradford Richmond
C. Bradford Richmond
Senior Vice President and Chief Financial Officer
Date: March 20, 2015

EXHIBIT INDEX

Exhibit Number	Description of Exhibit
10.1	Letter between Darden Restaurants, Inc. and C. Bradford Richmond dated March 19, 2015.
99.1	News release dated March 20, 2015, entitled “Darden Restaurants Reports Strong Third Quarter Results; Increases Earnings Outlook for the Full Fiscal Year; and Declares Regular Quarterly Dividend.”

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